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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 22, 1999

                          THE SPECTRANETICS CORPORATION
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-19711               84-0997049
 -------------------------------  ------------------------   ------------------
 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
       Incorporation)                                        Identification No.)

                  96 Talamine Court, Colorado Springs, CO 80907
           -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (719) 633-8333
           -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                  The Spectranetics Corporation ("Spectranetics") announced today that it was considering strategic alternatives for its wholly owned industrial subsidiary, Polymicro Technologies, Inc. A copy of Spectranetics' press release dated February 22, 1999 is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   The following exhibit is filed as part of this Report:

               99.1     Press Release of Spectranetics dated February 22, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE SPECTRANETICS CORPORATION
                                    (Registrant)

                              By:      /s/ James P. McCluskey
                                       James P. McCluskey
                                       Vice President, Finance and
                                       Chief Financial Officer

Dated:   February 22, 1999


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                                  EXHIBIT INDEX

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
Exhibit
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
99.1              Press Release of Spectranetics dated February 22, 1999.
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